UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 10, 2012

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-19731 (Commission File Number)	94-3047598 (I.R.S. Employer Identification No.)
333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA (Address of principal executive offices) 94404 (Zip Code)
(650) 574-3000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - OTHER EVENTS

Item 8.01	Other Events

On December 10, 2012, the Board of Directors of Gilead Sciences, Inc. (the Company) declared a two-for-one stock split of the Company's outstanding common stock to be effected through a stock dividend. Stockholders of record as of the close of business on January 7, 2013 will receive a stock dividend of one additional share of common stock for every share of common stock they own. The stock dividend will be distributed on or about January 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)
/s/ Robin L. Washington
Robin L. Washington Senior Vice President and Chief Financial Officer

Date:    December 10, 2012